Exhibit 10.27

FIRST AMENDMENT TO CREDIT FACILITY AGREEMENT

This First Amendment to the Credit Facility Agreement (“Amendment”) is entered into and effective this 31st day of August, 2006 by and between MGN Technologies, Inc. (the “Borrower”) and Androgas Property S.A. (the “Lender”).

Recitals

A.      Borrower and Lender previously entered into that certain Credit Facility Agreement dated as of October 21, 2005, pursuant to which the Lender agreed to lend and the Borrower agreed to borrow $2,765,000 in the form of a convertible debenture based on the terms and conditions set forth therein.

B.      Lender wishes to amend the pricing terms of the conversion with respect to the units and applicable warrants issuable thereunder, and the Borrower agrees to such terms, as provided in this Amendment.

Agreement

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, Lender and Borrower hereby agree as follows:

1.      Defined Terms. Capitalized terms used in this Amendment shall have the same meaning ascribed to them in the Credit Facility Agreement.

2.      Amended Credit Facility Terms. The following amended terms with respect to the Credit Facility Agreement shall apply, and the Credit Facility Agreement is hereby amended to conform to the terms set forth below.

     a.      The Borrower shall amend the conversion price previously agreed upon in the Credit Facility Agreement to (i) decrease the conversion of all or any part of the Outstanding Amount into Units of the borrower from $0.70 to $0.25 per Unit, and (ii) decrease the exercise price of each Warrant from $1.00 to $0.50.

3.      No Further Modification. Except as expressly amended in this Amendment, all of the terms and conditions set forth in the Credit Facility Agreement shall remain unchanged, valid, and binding upon the Borrower, and in full force and effect.

4.      Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument. An executed signature page provided by facsimile shall be deemed valid and binding for all purposes.

IN WITNESS WHEREOF, the parties have caused this First Amendment to the Credit Facility Agreement to be executed as of this 31st day of August, 2006.

Borrower:

MGN TECHNOLOGIES, INC.

By:
______________________________
Name: Mark Jensen
Title: Chief Executive Officer

Lender:

ANDROGAS PROPERTY S.A.

By: _____________________________

Name:___________________________

Title: ____________________________